EXHIBIT 10.4

EXECUTION VERSION

AMENDMENT NO. 6 to Master Repurchase Agreement

This Amendment No. 6 to Master Repurchase Agreement (this “Amendment”), dated as of August 27, 2025 (the “Amendment Date”), to that certain Master Repurchase Agreement, dated as of July 15, 2022 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of July 13, 2023, as amended by that certain Amendment No. 2 to Master Repurchase Agreement, dated as of September 14, 2023, as amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of October 27, 2023, as amended by that certain Amendment No. 4 to Master Repurchase Agreement, dated as of May 31, 2024, as amended by that certain Amendment No. 5 to Master Repurchase Agreement, dated as of May 30, 2025, as further amended by this Amendment, and as may be further amended, restated, supplemented or modified from time to time, the “Master Repurchase Agreement”), by and among Goldman Sachs Bank USA (“Buyer”), Radian Liberty Funding LLC (“Seller”) and Radian Mortgage Capital LLC (“Guarantor”), is entered into by and among Buyer, Seller and Guarantor. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Master Repurchase Agreement.

RECITALS

WHEREAS, Section 2.7 of the Master Repurchase Agreement provides that the terms and conditions of the Transactions as set forth in the Master Repurchase Agreement or otherwise may be changed from time to time by mutual agreement between Buyer and Seller;

WHEREAS, Section 14.2 of the Master Repurchase Agreement further provides that no modification, waiver, amendment, discharge or change to the Master Repurchase Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement of such modification, waiver, amendment, discharge or change is sought;

WHEREAS, Seller and Guarantor have requested that the Master Repurchase Agreement be amended on the terms and conditions set forth below; and

WHEREAS, Buyer has agreed to make such requested amendments to the Master Repurchase Agreement.

NOW, THEREFORE, in consideration of the continued performance by each of Guarantor and Seller of its promises and obligations under the Master Repurchase Agreement and the other Principal Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, Seller and Buyer hereby agree as follows:

AGREEMENT

1.
Amendments to Master Repurchase Agreement. As of the Amendment Date, the Master Repurchase Agreement is hereby amended as follows:
(a)
The definition of “Expiration Date” is hereby deleted in its entirety and replaced with the following:
(i)
“Expiration Date”: August 31, 2026.

2.
Effectiveness of this Amendment; Conditions Precedent.
(a)
The provisions of this Amendment (other than Section 1) shall be deemed to have become effective as of the Amendment Date, but such effectiveness shall be expressly conditioned upon Buyer’s receipt of:
(i)
a counterpart of this Amendment executed and delivered by duly authorized signatories of each of Seller and Guarantor;
(ii)
a fully executed Reaffirmation in the form attached hereto as Exhibit A, dated as of the Amendment Date, executed by the Guarantor; and
(iii)
a fully executed Amendment No. 4 to Transactions Terms Letter, dated as of the Amendment Date, executed by the parties thereto.
(b)
The provisions of Section 1 shall be deemed to have become effective as of the Amendment Date, but such effectiveness shall be expressly conditioned upon:
(i)
Buyer’s receipt, in form and substance satisfactory to Buyer, of any fees and other amounts due and owing under the Principal Agreements; and
(ii)
the conditions set forth in clause (a) immediately above.
3.
Miscellaneous.
(a)
Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
(b)
Counterparts. This Amendment may be executed in one or more counterparts (which may be delivered electronically), each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.

(c)
Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.
(d)
Complete Agreement; Conflict of Terms. This Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto. In the event of any inconsistency between the provisions of this Amendment and any provision of the Master Repurchase Agreement, the terms and provisions of this Amendment shall govern and control.
(e)
Representations and Warranties.
(i)
Each of Guarantor and Seller hereby represents and warrants that it has the power and authority to execute and deliver this Amendment and perform its obligations under the Principal Agreements. Each of Guarantor and Seller hereby represents that it has taken all necessary action to authorize its execution and delivery of this Amendment and performance of the Principal Agreements.
(ii)
Each of Guarantor and Seller hereby represents and warrants that (x) no consent, approval or authorization of, or declaration or filing with, any governmental authority, and (y) no consent of any other Person, is required in connection with its execution and delivery of this Amendment and performance of the Principal Agreements, or if required, the items in clause (x) and (y) were either already obtained, or the failure to obtain any such item could not reasonably be expected to result in a Material Adverse Effect.
(iii)
Each of Guarantor and Seller hereby represents and warrants that this Amendment and the Master Repurchase Agreement, as modified by this Amendment, constitute the legal, valid and binding obligations of each of Guarantor and Seller, enforceable against it in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting the enforcement of creditor’s rights.
(iv)
Each of Guarantor and Seller hereby represents and warrants that its execution, delivery and performance of this Amendment and its performance of the Principal Agreements (including the Master Repurchase Agreement, as modified by this Amendment), are within its limited liability company powers or corporate powers, as applicable, have been duly authorized by all necessary limited liability company action or corporate action, as applicable, and do not constitute or will not result in: (1) a breach of any of the terms, conditions or provisions of its certificate of formation or operating agreement (or corresponding organizational documents if it is not a limited liability company); (2) a breach of any indenture, loan agreement, warehouse line of credit, repurchase agreement, mortgage, deed of trust, servicing contract or any other material contractual obligation of it; (3) a material default or an acceleration under any of the foregoing; (4) the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject; except, in each case, where such breach, default or violation could not be reasonably likely to have a Material Adverse Effect; (5) the violation of any order, judgment, injunction or decree of any court or other agency of government binding on it; (6) require the creation or imposition of any Lien upon any of the properties or assets of Seller, Parent Guarantor or Guarantor (other than any Liens created under any of the

Principal Agreements in favor of Buyer); or (7) require any approval of stockholders, members or partners or any approval or consent of any Person under any material contractual obligation, except for such approvals or consents which have been obtained on or before the Amendment Date.
(v)
Each of Guarantor and Seller hereby represents and warrants that (1) no Event of Default, Event of Early Termination, Potential Default, Material Adverse Effect or Cease Funding Event has occurred or is continuing and (2) all of the representations and warranties of each Guarantor and Seller contained in the Master Repurchase Agreement and in each other Principal Agreement to which it is a party are true and correct in all material respects as of the date hereof (unless such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).
(f)
Reaffirmation, Ratification and Acknowledgment; Reservation. Each of Guarantor and Seller hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Buyer and/or any other Person, under each Principal Agreement to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Principal Agreements and (iii) agrees that neither such ratification and reaffirmation nor Buyer’s solicitation of such ratification and reaffirmation constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from Seller or Guarantor with respect to any subsequent modifications to the Master Repurchase Agreement or the other Principal Agreements. Each of the Master Repurchase Agreement and the other Principal Agreements shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall constitute a Principal Agreement for purposes of the Master Repurchase Agreement and the other Principal Agreements.
(g)
Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
(h)
Effect. Upon the effectiveness of this Amendment, each reference in the Master Repurchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Master Repurchase Agreement as modified hereby and each reference in the other Principal Agreements to the Master Repurchase Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Master Repurchase Agreement as modified hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Master Repurchase Agreement shall remain the same.
(i)
No Novation or Amendment. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Buyer under the Master Repurchase Agreement or any other Principal Agreement, (ii) constitute a waiver of any provision in the Master Repurchase Agreement or in any of the other Principal Agreements or of any Event of Default that may have occurred and be continuing or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Master Repurchase

Agreement or in any of the other Principal Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(j)
Buyer’s Expenses. Without limiting the provisions of Section 12.2 of the Master Repurchase Agreement, Seller and Guarantor hereby agree to promptly reimburse Buyer for all of the reasonable and documented out-of-pocket expenses, including, without limitation, reasonable and documented fees, disbursements and expenses of counsel to Buyer, that Buyer has heretofore incurred or will hereafter incur in connection with the preparation, negotiation and execution of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BUYER: Goldman Sachs Bank USA

By: /s/ Nicholas Merino Name: Nicholas Merino
Title: Authorized Signatory

Amendment No. 6 to Master Repurchase Agreement

SELLER: RADIAN LIBERTY FUNDING LLC

By: /s/ Preston R. James

Name: Preston R James Jr

Title: SVP Mortgage Operations

GUARANTOR: Radian Mortgage Capital LLC

By: /s/ Preston R. James

Name: Preston R James Jr

Title: SVP Mortgage Operations

Amendment No. 6 to Master Repurchase Agreement

EXHIBIT A

FORM OF REAFFIRMATION

Reaffirmation

Dated as of August 27, 2025

The undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 6 to Master Repurchase Agreement, dated as of even date herewith (the “MRA Amendment”), to that certain Master Repurchase Agreement, dated as of July 15, 2022 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of July 13, 2023, as amended by that certain Amendment No. 2 to Master Repurchase Agreement, as amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of October 27, 2023, as amended by that certain Amendment No. 4 to Master Repurchase Agreement, dated as of May 31, 2024, as amended by that certain Amendment No. 5 to Master Repurchase Agreement, dated as of May 30, 2026, as further amended by the MRA Amendment, and as may be further amended, restated, supplemented or modified from time to time, the “Amended Master Repurchase Agreement”) by and among Goldman Sachs Bank USA (“Buyer”), Radian Liberty Funding LLC (“Seller”) and Radian Mortgage Capital LLC (“Guarantor”).

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Amended Master Repurchase Agreement.

Without in any way establishing a course of dealing by Buyer, the undersigned reaffirms the terms and conditions of that certain Guaranty and Security Agreement, dated as of July 15, 2022 (as amended, restated, supplemented or modified from time to time, the “Guaranty and Security Agreement”), by Guarantor in favor of Buyer, and acknowledges and agrees that the Guaranty and Security Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Without limiting the foregoing, the undersigned hereby (i) agrees that the Amended Master Repurchase Agreement and other transactions contemplated thereby shall not limit or diminish the obligations of Guarantor arising under or pursuant to the Guaranty and Security Agreement and (ii) reaffirms its obligations under the Guaranty and Security Agreement.

Each representation and warranty by Guarantor in the Guaranty and Security Agreement is true and correct in all respects, as of the date hereof (unless such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct as of such earlier date).

THIS REAFFIRMATION AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

This Reaffirmation may be executed in one or more counterparts (which may be delivered electronically), each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Reaffirmation or in any other certificate, agreement or document related to this Reaffirmation shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each of the parties hereto agrees that the transaction consisting of this Reaffirmation may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Reaffirmation using an electronic signature, it is signing, adopting, and accepting this Reaffirmation and that signing this Reaffirmation using an electronic signature is the legal equivalent of having placed its handwritten signature on this Reaffirmation on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Reaffirmation in a usable format.

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IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered on the date first above written.

GUARANTOR:

RADIAN MORTGAGE CAPITAL LLC

By: /s/ Preston James

Name: Preston James

Title: SVP Mortgage Operations

ACKNOWLEDGED AND AGREED:

GOLDMAN SACHS BANK USA,

as Buyer

By: /s/ Nicholas Merino

Name:Nicholas Merino

Title: Authorized Signatory